Exhibit 10.1.1

                FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

      This Amendment is made as of this ___ day of January, 1998 by and among MDNY Holdings, LLC, ("MDNY Holdings") a New York limited liability company having an address at One Huntingdon Quadrangle, Suite 4C01, Melville, New York 11747; MDNY Healthcare, Inc. (the "HMO"), a New York health maintenance organization, with its principal place of business at One Huntingdon Quadrangle, Suite 4C01, Melville, New York, 11747; NextStage Healthcare Management of New York, Inc. (the "Manager"), a Delaware corporation, with its principal place of business at One Huntingdon Quadrangle, Suite 4C01, Melville, New York, 11747; Long Island Physician Holdings, LLC ("LIPH"), a New York limited liability company having an address at One Huntingdon Quadrangle, Suite 4C01, Melville, New York, 11747; Catholic Healthcare Network of Long Island, Inc. ("CHNLI"), a New York not-for-profit corporation having an address at 50 North Park Avenue, Rockville Centre, New York 11570.

                                    RECITALS

      WHEREAS, LIPH, CHNLI, the Manager and the HMO have previously entered into a Management Services Agreement dated October 11, 1995 (the "Management Agreement");

      WHEREAS, the HMO operates a health maintenance organization under Article 44 of the Public Health Law of the State of New York (the "PHL") and was incorporated under the name MDLI Healthcare, Inc., and has been reorganized as a wholly-owned subsidiary of MDNY Holdings;

      WHEREAS, the Manager is in the business of providing management and consulting services to health maintenance organizations, provider networks and other managed care organizations;

      WHEREAS, under the Management Agreement the Manager provides management services to the HMO and to the practice associations owned, affiliated with and/or controlled by each of CHNLI and LIPH, which represent the physicians and other healthcare providers of the HMO (each a "Practice Association", and, collectively, the "Practice Associations");

      WHEREAS, Island Practice Association I.P.A., Inc., a practice association affiliated with MDNY ("Island IPA"), is entering into an arrangement with PhyMatrix Corporation (or an affiliate thereof) for the provision of management services (the "PhyMatrix Management Agreement");

      WHEREAS, in connection with the PhyMatrix Management Agreement, the Manager, the HMO, MDNY Holdings, Island IPA and each of CHNLI and LIPH, desire to terminate the Manager's management of Island IPA and other medical/surgical Practice Associations under the Management Agreement; and

      WHEREAS, except as amended hereby with respect to the management of certain Practice Associations, all other terms of the Management Agreement shall remain in full force and effect;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto hereby agree as follows:

      1. Removal of Manager with Respect to Island IPA. (a) Island IPA hereby terminates the Manager's management obligations to and in respect of Island IPA which the Manager is managing pursuant to the Management Agreement without affecting the Management Fee payable to Manager by HMO.

            (b) Each of LIPH, CHNLI, MDNY Holdings and the HMO hereby consents to the termination by Island IPA of the Manager's management obligations to and in respect of Island IPA pursuant to the Management Agreement and further agrees that any future medical/surgical physician independent practice associations formed by either of CHNLI or LIPH shall not be managed by the Manager.

            (c) The foregoing provisions of Section 1(a) and (b) shall apply until such time as the PhyMatrix Management Agreement terminates. Upon termination of the PhyMatrix Management Agreement, the Manager shall have the right to manage such practice associations upon the request of LIPH, CHNLI, or Island IPA, on terms and conditions to be mutually determined by the parties.

      2. Removal of Manager with Respect to CHNLI IPAs. CHNLI and any independent practice association owned, controlled by, or affiliated with CHNLI, shall have the right, in its sole discretion, to terminate the Manager's management obligations to any independent practice association owned, controlled by, or affiliated with CHNLI on notice to the HMO Board and to the Manager without affecting the Management Fee payable to Manager by HMO.

      3. Section 7.5 of Management Agreement. (a) Each of the parties hereto agrees to waive the first two sentences of Section 7.5 of the Management Services Agreement with respect to the independent practice associations referred to in Sections 1 and 2 of this Agreement.

            (b) The third sentence of Section 7.5 of the Management Services Agreement shall be deleted.

      4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute and original and all of which when taken together shall constitute one and the same document.

      5. Governing Law. This Amendment shall be governed by and construed with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

      6. Effective Date. This Amendment shall become effective on the date the PhyMatrix Management Agreement becomes effective. This Amendment shall have no force and effect if the PhyMatrix Management Agreement does not become effective for any reason.


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

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representative as of this ____ day of January, 1998.

                                           MDNY HOLDINGS, LLC

                                           By: /s/ David Weissberg
                                               ---------------------------------
                                               Name:  David Weissberg
                                               Title:

                                           MDNY HEALTHCARE, INC.

                                           By: /s/ Richard A. Radoccia
                                               ---------------------------------
                                               Name:  Richard A. Radoccia
                                               Title: CEO

                                           NEXTSTAGE HEALTHCARE MANAGEMENT OF
                                           NEW YORK, INC.

                                           By: /s/ Richard Radoccia
                                               ---------------------------------
                                               Name:  Richard Radoccia
                                               Title: President

                                           LONG ISLAND PHYSICIAN HOLDINGS,
                                           LLC

                                           By: /s/ David Weissberg
                                               ---------------------------------
                                               Name:   David Weissberg, M.D.
                                               Title:  President


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

                                       CATHOLIC HEALTHCARE NETWORK OF LONG
                                       ISLAND, INC.

                                       By: /s/ David Weisberg
                                           -------------------------------------
                                           Name:  David Weisberg
                                           Title:

                                       ISLAND PRACTICE ASSOCIATION I.P.A., INC.

                                       By: /s/ Rosario Romano
                                           -------------------------------------
                                           Name:  Rosario Romano M.D.
                                           Title: President IPA Inc.


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